Exhibit 99.2

DISCLAIMER

This presentation has been prepared by Compass Therapeutics, Inc. ("we," "us," "our," or the "Company"). Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.

This presentation contains forward-looking statements. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to Compass's financial position to continue advancing its product candidates, expectations about cash runway, business and development plans, and statements regarding Compass's product candidates, including their preclinical and clinical development, therapeutic potential and tolerability profile, and clinical trial milestones such as the expected trial design, timing of enrollment, patient dosing and data readouts, regulatory plans with respect to Compass's product candidates and the therapeutic potential thereof. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, Compass's ability to raise the additional funding it will need to continue to pursue its business and product development plans, the inherent uncertainties associated with developing product candidates and operating as a development stage company, Compass's ability to identify additional product candidates for development, Compass's ability to develop, initiate and complete clinical trials for, obtain approvals for and commercialize any of its product candidates, competition in the industry in which Compass operates and market conditions. These forward-looking statements are made as of the date of this presentation, and Compass assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents Compass files with the U.S. Securities and Exchange Commission (SEC) available at www.sec.gov, including without limitation Compass's latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

This presentation concerns drugs that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

COMPASS THERAPEUTICS
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Thomas Schuetz, MD, PhD CEO and Co - founder

Q2 2025 CMPX Program Updates: Executive Summary 4 CTX - 10726 (PD - 1 x VEGF - A) Superior PD - 1 inhibition and tumor control vs ivonescimab in mouse models IND on track for Q4 with commercial scale manufacturing yields CTX - 8371 (PD - 1 x PD - L1) 100% and >90% reductions in target tumor burden in Phase 1 study Two confirmed PRs: one in NSCLC + one in triple - negative breast cancer Cohort expansions planned in these indications Tovecimig (DLL4 x VEGF - A) Fewer pooled deaths (overall survival events) than projected We believe this may suggest tovecimig could be affecting overall survival PR = partial response; NSCLC = non - small cell lung cancer

Paclitaxel 80 mg/m 2 Days 1, 8 and 15 of every 28 - day cycle Tovecimig 10mg/kg Days 1 and 15 Paclitaxel 80 mg/m 2 Days 1, 8 and 15 of every 28 - day cycle COMPANION - 002: Phase 2/3 U.S. BTC Study Registrational - intent s tudy in patients who have received one prior line of therapy 5 Crossover permitted following disease progression Study Treatment – 28 Day Cycles Follow Up Tovecimig + Paclitaxel n=111 Paclitaxel n= 57 Disease p rogression per RECIST v 1.1, as confirmed by Independent Central Radiology Disease p rogression per RECIST 1.1, as confirmed by Independent Central Radiology Follow - up approx. every 3 months 2:1 Randomization Primary Endpoint: ORR Key Secondary Endpoints: PFS, OS, DoR

Secondary Endpoints: 80% OS events triggers analyses of overall survival (OS) and progression free survival (PFS) Fewer deaths in the study at this time than projected 80% OS event threshold has not yet been met Analysis of PFS and OS projected to occur in Q1 2026 COMPANION - 002 Status as of August 2025 Trial Fully Enrolled Aug 2024 168 patients with advanced biliary tract cancer Currently >17 months median follow - up Achieved Primary Endpoint 17.1% overall response rate (ORR) vs 5.3% for paclitaxel (p=0.031) Reference: ABC - 06 study of FOLFOX in patients with BTC treated in the second - line setting ABC - 06 Study: <10% OS at 18 months (median OS = 6.2 months) COMPANION - 002: >20% OS at >17 month median follow - up 6

CTX - 8371 PD - 1 x PD - L1 bispecific antibody

CTX-8371: Differentiated MoA Leads to Enhanced T-Cell Activation

Potentially First-in-class – converting PD-1 positive T-cells into PD-1 negative T-cells

PD-1 blockers release brake but don't directly promote T-cell activation


APC or
Tumor cell
PD-L1
PD-L1
CD80
PD-1
CD28
T-cell

CTX-8371 activates T-Cells Through Diverse Mechanisms of Action

Bridges T-Cells with APC/Tumor Cells	Converts T-Cells to PD-1 Negative	Frees CD80 to activate CD28
Bridging of PD-1 expressing T-cells with PD-L1 expressing APCs or tumor cells	Significant reduction in cell surface PD-1 due to receptor shedding	Increased pool of free CD80 able to engage costimulatory receptor CD28


APC or
Tumor cell
PD-L1
PD-1
PD-L1
CD80
CD28
T-cell

COMPASS THERAPEUTICS
PMID: 38379869
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Trial Status First patient was dosed in April 2024 No DLTs (12 patients) Enrolling 5 th dose level Initiating cohort expansion (NSCLC & TNBC) Phase 1 Study Design Multiple ascending dose, “3+3” dose - escalation study 5 doses (mg/kg): 0.1 0.3 1.0 3.0 10.0 Post PD - 1 or PD - L1 patient population: Melanoma, NSCLC, HNSCC, HL, TNBC Potential for proprietary combination regimens with tovecimig and CTX - 471 9 CTX - 8371: Development Status NSCLC = non - small cell lung cancer; HNSCC = head and neck squamous cell carcinoma; HL = Hodgkin lymphoma; TNBC = triple negative breast cancer

45 mm 18 mm 0 mm CTX - 8371: Patient with NSCLC Target Lesion #1 imaging 10 Non - Small Cell Lung Cancer (n=5) Complete resolution of target tumor lesions in one patient after initial pseudo - progression 4 th line with 59 mm total target lesion burden @ baseline Stable disease in two patients (7+ and 14+ months) Clinical benefit rate (CBR) of 60% Baseline Week 8 Week 16

Week 8 Baseline CTX - 8371: Patient with TNBC Target Lesions #2 and #3 Imaging 11 20 mm 0 mm 52 mm 0 mm >90% reduction in target tumor lesions (4 th line) 87 mm total @ baseline (3 target lesions) to 7 mm at week 12 Non - target lesions also decreased in size Triple - Negative Breast Cancer (n=3) Right Lobe Nodule (TL #2) Pericardial Mass (TL #3)

CTX - 10726 PD - 1 x VEGF - A bispecific antibody

CTX-10726: PD-1 x VEGF-A Bispecific

CTX-10726: Drug Discovery and Engineering

Fully human, glycosylated IgG1 with silenced Fc-γ receptor binding

- *Anti-VEGF* Clinically proven mechanism (bevacizumab)
- *Anti-PD-1* Proprietary anti-PD-1 scFv with highly stable structure
  High affinity, cooperative target binding
  More potent PD-1 blockade observed preclinically
  (vs prior published data for other drugs in class*)
  Leverages clinical experience from CTX-8371 program

CTX-10726: Development Pathway

IND filing expected by Q4 2025 with potential clinical data in 2026

MOA validated by ivonescimab & other PD-1 x VEGF programs

Advanced CMC process with commercial-level yields

Novel composition of matter IP

*Comparison based on reported PD-1 blockade data (IC50, nM) for ivonescimab

CTX-10726 Builds on Compass' Deep VEGF-IO Expertise



Tovecimig
Anti-VEGF-A
Anti-DLL4
CTX-8371
Anti-PD-1
Anti-PD-L1
CTX-10726
Anti-VEGF-A
Anti-PD-1

COMPASS THERAPEUTICS

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14 Data compares anti - PD - 1 arms of ivonescimab and CTX - 10726 No human VEGF - A in this experiment CTX - 10726: Superior Anti - PD - 1 Activity Compared to Ivonescimab Transgenic Mouse Model (MC38) (express human PD - 1/PD - L1) CTX - 10726 Isotype Control Ivonescimab CTX - 10726

15 CTX - 10726: Anti - PD - 1 Activity Comparable to Pembrolizumab Transgenic Mouse Model (MC38) (express human PD - 1/PD - L1) CTX - 10726 Data compares anti - PD - 1 arms of pembrolizumab and CTX - 10726 No human VEGF - A in this experiment Isotype Control Pembrolizumab CTX - 10726

16 CTX - 10726 0 5 10 15 20 25 0 100 200 300 400 Day A v e r a g e T u m o r V o l u m e ( m m 3 ) PBS PBMCs + Isotype Control PBMCs + CTX-10726 PBMCs + Bevacizumab PBMCs + Ivonescimab Human NSCLC (HCC822) Xenografts Treated with human PBMCs and indicated antibodies Testing both PD - 1 and VEGF - A targeting CTX - 10726: Superior Anti - Tumor Effect in Preclinical Studies

Key Anticipated Milestones

	2025 H1	2025 H2	2026 H1	2026 H2
Tovecimig BTC	17.1% ORR (p=0.031) Ph 2/3 Data (2L); Init. Ph 2 IST (1L)		Q1 2026 Ph 2/3 Data (2L) PFS / OS	H2 2026 BLA Filing (2L)
Tovecimig			H1 2026 Init. Ph 2 (DLL4+)	
CTX-471		H2 2025 Init. Ph 2 (NCAM)		Q4 2026 Ph 2 Data (NCAM)
CTX-8371	H1 2025 Ph 1 Dose Escalation	H2 2025 Ph 1 Dose Esc. Data		Q4 26 / Q1 27 Ph 1 Exp. Cohort Data
CTX-10726		Q3 2025 Preclin. Data; Q4 2025 File IND	H1 2026 Init. Ph 1	H2 2026 Ph 1 POC Data

COMPASS THERAPEUTICS
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Website: compasstherapeutics.com Nasdaq: CMPX Compass Therapeutics